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                                                                   Exhibit 23.06

                               [CBRE LETTERHEAD]


                                     CONSENT


The undersigned hereby consents to the filing of its Limited Summary Appraisal Report of the NTS Real Estate Portfolio as an exhibit to the registration statement on Form S-4 filed by NTS Realty Holdings Limited Partnership with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us throughout the prospectus and supplements, which is a part of the Registration Statement.



Dated:   February 4, 2004

                                      CB RICHARD ELLIS, INC.
                                      VALUATION & ADVISORY SERVICES

                                      By:   /s/   RONALD A. NEYHART, MAI
                                            ----------------------------

                                      Print Name: Ronald A. Neyhart, MAI
                                                  ----------------------

                                      Title:    Senior Managing Director
                                                ------------------------